PARAMETRIC ABSOLUTE RETURN FUND
PARAMETRIC COMMODITY STRATEGY FUND

Supplement to Prospectus dated May 1, 2013

1.  The following replaces the first paragraph under “Sales Charges”:

Investor and Institutional Class shares are offered at net asset value per share. Class C shares of Absolute Return Fund that converted to Investor Class shares are subject to a 1.00% CDSC if redeemed within one year of purchase. CDSCs are based on the lower of the net asset value at the time of purchase or at the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.  CDSCs may be waived under certain limited conditions.

September 24, 2013